Exhibit 99.1

Q1 2022 Results May 17, 2022

1 Participants & Agenda Scott Hisey, President and Chief Executive Officer Adam Spittler, Chief Financial Officer Participants Agenda I. Q1 2022 II. Industry Update III. Backlog & Top 5 Customers IV. Reconciliation of Adjusted EBITDA V. Q&A

2 Forward - Looking Statements This communication contains forward - looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, earnings outlook and prospects of QualTek. Forward - looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might ," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements are based on the current expectations of the management of QualTek and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward - looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the SEC by QualTek. Should one or more of the risks or uncertainties materialize or should any of the assumptions made by the management of QualTek prove incorrect, actual results may vary in material respects from those projected in these forward - looking statements. All subsequent written and oral forward - looking statements concerning the matters addressed in this communication and attributable to QualTek or any person acting on its behalf are expressly qualified in their entirety by the cautionary statem ent s contained or referred to in this communication. Except to the extent required by applicable law or regulation, QualTek undertakes no obligation to update these forward - looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.

3 Total Company Q1 2022 Q1 2022 Results Revenue • Q1 2022 Total revenue of $148.2MM increased 24.4% from Q1 2021 of $119.1MM Adjusted EBITDA • Q1 2022 Total Adjusted EBITDA of $4.0MM increased from Q1 2021 of $3.8MM $148,161 $119,113 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q1 2022 Q1 2021 Revenue - Quarter Over Quarter $4,027 $3,763 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 Q1 2022 Q1 2021 Adjusted EBITDA - Quarter Over Quarter * Note Q1 2021 excludes adjusted EBITDA loss related to our discontinued operations ($862k) *

4 Telecom Q1 2022 Results Q1 2022 Results Revenue • Q1 2022 Telecom revenue of $132.7MM increased 24.6% from Q1 2021 of $106.5MM Adjusted EBITDA • Q1 2022 Telecom Adjusted EBITDA of $4.8MM consistent with the year ago period Q1 2021 $132,664 $106,480 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 Q1 2022 Q1 2021 Revenue - Quarter Over Quarter $4,812 $4,814 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q1 2022 Q1 2021 Adjusted EBITDA - Quarter Over Quarter * * Note Q1 2021 excludes adjusted EBITDA loss related to our discontinued operations ($862k)

5 Renewables & Recovery Q1 2022 Results Q1 2022 Results Revenue • Q1 2022 Renewables & Recovery revenue of $15.5MM increased 22.7% from Q1 2021 of $12.6MM Adjusted EBITDA • Q1 2022 Renewables & Recovery Adjusted EBITDA of $ 5.3 MM increased from Q1 2021 of $ 2 .9MM $15,497 $12,633 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q1 2022 Q1 2021 Revenue - Quarter Over Quarter $5,309 $2,878 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q1 2022 Q1 2021 Adjusted EBITDA - Quarter Over Quarter

6 Industry Update • Our primary Telecom customers have announced ambitious Capex spend plans for Fiber and 5G C - Band deployment • Our three largest Telecom customers plan to increase their 2022 Capex spend by 14% over 2021* • The infrastructure and Jobs Act passed in November includes $65B for Broadband with a focus on deployment of fiber in rural areas • Increasing opportunities in the Renewable space as a growing amount of power companies announce or accelerate net - zero carbon plans • Customers are combining supply chains which provides the potential for increased market share growth • The National Council of State Legislatures estimates that the US will have to spend up to $2 Trillion on grid modernization by 2030 – just to maintain electric grid reliability *Operator earnings release and GlobalData estimates

7 Backlog & Top 5 Customers Top 3 customers represented 66% of total revenue in Q1 2022 and 81% in Q1 2021 – reflecting execution of our strategy to diversify our customer base Backlog represents an estimate of services to be performed over the next 24 months; backlog increased from prior quarter $2,093 $2,171 $- $500 $1,000 $1,500 $2,000 $2,500 At Quarter-End Q4 2021 At Quarter-End Q1 2022 Total Backlog 38% 15% 13% 6% 5% 51% 15% 15% 4% 4% 0% 10% 20% 30% 40% 50% 60% AT&T Verizon T-Mobile Comcast Duke Energy 1 2 3 4 5 Top 5 Customers - % of Total Revenue Q1 2022 Q1 2021

8 Reconciliation of Adjusted EBITDA Adjusted EBITDA Reconciliation Q1 2022 Q1 2021 Telecom adjusted EBITDA 4,812$ 4,814$ Renewables and Recovery Logistics adjusted EBITDA 5,309 2,878 Corporate adjusted EBITDA (6,094) (3,929) Total adjusted EBITDA 4,027$ 3,763$ Less: Management fees 126 497 Transaction expenses 9,268 549 Share based compensation 6,711 - Depreciation and amortization 14,766 12,622 Interest expense 12,343 9,955 Integration, public company readiness and close out costs 1,360 - Net Loss from Continuing Operations (40,547)$ (19,860)$